SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2003 (July 30, 2003)

NEXTEL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19656	36-3939651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia		20191
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, Including Area Code: (703) 433-4000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     This current report on Form 8-K is filed for the purpose of filing the attached exhibits in connection with Registration Statement No. 333-104076.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

1	Underwriting Agreement, dated as of July 22, 2003, by and between the Company and the Underwriters.
4.1	Form of Senior Serial Redeemable Notes Indenture.
4.2	Form of Senior Serial Redeemable Note.
5	Opinion of Jones Day.
23	Consent of Jones Day (included in Exhibit 5).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

/s/ Leonard J. Kennedy

By:	Leonard J. Kennedy
Senior Vice President and General Counsel

Date: July 30, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1	Underwriting Agreement, dated as of July 22, 2003, by and between the Company and the Underwriters.
4.1	Form of Senior Serial Redeemable Notes Indenture.
4.2	Form of Senior Serial Redeemable Note.
5	Opinion of Jones Day.
23	Consent of Jones Day (included in Exhibit 5).